                          SECOND AMENDMENT TO
                      CORPORATE SERVICES AGREEMENT
                      ----------------------------


      This Amendment, which is dated and shall be effective as of January 1, 1997, amends the Corporate Services Agreement dated as of November 16, 1994, as amended by the First Amendment thereto dated as of January 1, 1996 (the "Agreement"), by and among Storage Trust Realty, a Maryland real estate investment trust (the "Company"), Storage Trust Properties, L.P., a Delaware limited partnership (the "Operating Partnership"), and Storage Realty Management Co., a Delaware corporation (the "Subsidiary Company").

                             W I T N E S S E T H:

      WHEREAS, the Company, the Operating Partnership and the Subsidiary Company desire to amend the Agreement set forth in this Amendment;

      NOW, THEREFORE, the Company, the Operating Partnership, and the Subsidiary Company, being all of the parties to the Agreement, hereby amend the Agreement as follows:

      1.    Amendment.
            ---------

            Effective as of the date hereof, Section 2.4.2 of the Agreement is hereby deleted in its entirety and replaced with the following:

                  2.4.2 After each quarter, the Operating Partnership shall submit to the Subsidiary Company a calculation, certified by one of its executive officers as to its accuracy, of the amount owed by the Subsidiary Company for services listed on Exhibit A that the Operating Partnership provided for the Subsidiary Company during that quarter. The amount owed by the Subsidiary Company under subsection 2.2.3 and for services listed on Exhibit A shall be the greater of: (i) $50,000.00 per quarter; or (ii) the amount
                   -------
            owed under subsection 2.2.3 plus the amount based on the following formula:

                              10% of Gross Receipts from
                              Sales of Locks, Boxes, and    Number of Properties Managed
                              Other Items and the               by Subsidiary Company         Total Operating
Total                         Processing of Insurance       -----------------------------     Partnership General
Amount   Amount Owed          and 45% of Subsidiary         Total Number of Properties        Administrative
Due    = under 2.2.3  +       Company's Gross Income   +    Owned or Managed by Operating  x  Expenses for the     x  105%
                              from Truck Rental             Partnership and Subsidiary        Quarter, Minus such
                              Business (Including           Company                           Expenses Reimbursed
                              Compensation Received in                                        by the Company
                              Respect of Doing Proper
                              Paperwork for Truck
                              Rentals) at Properties
                              Owned by Operating
                              Partnership

      2.    Continuing Effectiveness.  As herein amended, the Agreement shall
            ------------------------
remain in full force and effect and is hereby ratified and confirmed in all respects.


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      3.    Defined Terms.  Capitalized terms used and not defined herein
            -------------
shall have the respective meanings assigned such terms in the Agreement.

      4.    Governing Law.  This Amendment shall be governed in all respects,
            -------------
whether as to validity, construction, capacity, performance, or otherwise, by the laws of the state of Missouri, in which it has a situs.

      5.    Severability.  If any provision of this Amendment shall be held
            ------------
invalid by a court with jurisdiction over the parties to this Amendment, then such provision shall be deleted from the Amendment, which shall then be construed to give effect to the remaining provisions thereof. If any one or more of the provisions contained in this Amendment or in any other instrument referred to herein shall, for any reason, be held to be invalid, illegal, or unenforceable in any respect, then, to the maximum extent permitted by law, such invalidity, illegality, or enforceability shall not affect any other provisions of this Amendment, the Agreement or any other such instrument.

      6.    Counterparts.  This Amendment may be executed in one or more
            ------------
counterparts, each of which shall be deemed an original, but all of which taken together shall be considered one and the same instrument.

      7.    Limitation of Liability of Shareholders and Officers of the
            -----------------------------------------------------------
Company. ANY OBLIGATION OR LIABILITY WHATSOEVER OF THE COMPANY WHICH MAY ARISE
-------
AT ANY TIME UNDER THIS AMENDMENT OR THE AGREEMENT OR ANY OBLIGATION OR LIABILITY WHICH MAY BE INCURRED BY IT PURSUANT TO ANY OTHER INSTRUMENT, TRANSACTION, OR UNDERTAKING CONTEMPLATED HEREBY OR THEREBY SHALL BE SATISFIED, IF AT ALL, OUT OF THE COMPANY'S ASSETS ONLY. NO SUCH OBLIGATION OR LIABILITY SHALL BE PERSONALLY BINDING UPON, NOR SHALL RESORT FOR THE ENFORCEMENT THEREOF BE HAD TO, THE PROPERTY OR ANY OF ITS SHAREHOLDERS, TRUSTEES, OFFICERS, EMPLOYEES, OR AGENTS, REGARDLESS OF WHETHER SUCH OBLIGATION OR LIABILITY IS IN THE NATURE OF CONTRACT, TORT, OR OTHERWISE.

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      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

                                    STORAGE TRUST REALTY

                                    By: /s/ Michael G. Burnam
                                       -----------------------------
                                            Michael G. Burnam,
                                            Chief Executive Officer


                                    STORAGE TRUST PROPERTIES, L.P.

                                    By: Storage Trust Realty, General Partner

                                        By: /s/ Michael G. Burnam
                                           -----------------------------
                                                Michael G. Burnam,
                                                Chief Executive Officer


                                    STORAGE REALTY MANAGEMENT CO.

                                    By: /s/ Michael G. Burnam
                                       ---------------------------------
                                            Michael G. Burnam, President

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